                                                              EXHIBIT 99.906CERT

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the shareholder report of American Century Government
Income Trust (the "Registrant") on Form N-CSR for the period ending September
30, 2005 (the "Report"), we, the undersigned, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated: November 29, 2005

                                    /s/ William M. Lyons
                                    --------------------------------------------
                                    William M. Lyons
                                    President
                                    (chief executive officer)

                                    /s/ Maryanne L. Roepke
                                    --------------------------------------------
                                    Maryanne L. Roepke
                                    Sr. Vice President, Treasurer, and
                                    Chief Accounting Officer
                                    (chief financial officer)